SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     June 20, 2018

                        INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Financing Commitment Letter

As previously reported in its Current Report on Form 8-K filed on June 14, 2018 (the “Prior Report”), Interface, Inc. (the "Company") entered into a commitment letter (the “Financing Commitment Letter”) with Bank of America, N.A. (“BOA”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS” and together with BOA, collectively, the “Commitment Parties”) on June 14, 2018, pursuant to which the Commitment Parties agreed to arrange and provide the Company with a senior secured incremental term loan in an aggregate principal amount of $465 million, available to the Company in Dollars or Euros, on the terms and subject to the conditions set forth in the Financing Commitment Letter.

On June 20, 2018, the Company entered into an amended and restated commitment letter with BOA, MLPFS and JPMorgan Chase Bank, N.A. (“JPM”) (the “Amended and Restated Financing Commitment Letter”), pursuant to which the Financing Commitment Letter was amended and restated to (a) add JPM as a Commitment Party, whereby JPM will provide a portion of the financing described in the Financing Commitment Letter and JPM (or its affiliate) will act as joint lead arranger in connection with such financing, and (b) to make certain other conforming changes. All other material terms and conditions of the Financing Commitment Letter, as previously summarized in the Prior Report, remain unchanged.

JPM or its affiliates have engaged in, and may in the future engage in, commercial or investment banking, corporate trust or other commercial dealings in the ordinary course of business with the Company or its affiliates. JPM or its affiliates have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, JPM is a lender, and was a syndication agent, arranger and bookrunner, under the Company’s existing credit facility.

The foregoing description of the Amended and Restated Financing Commitment Letter is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is hereby incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Commitment Letter dated June 20, 2018 by Bank of American, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and JPMorgan Chase Bank, N.A. in favor of Interface, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: June 21, 2018

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Commitment Letter dated June 20, 2018 by Bank of American, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and JPMorgan Chase Bank, N.A. in favor of Interface, Inc.